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24(b)(5)(a)

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(JOHN HANCOCK(R) LOGO)                                                                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK ANNUITIES                                                                     P.O. Box 9505, Portsmouth, NH 03802-9505
                                                                     Overnight mail: 164 Corporate Drive, Portsmouth, NH 03801-6815
                                                                                                   800-344-1029 www.jhannuities.com
                                                                                                  Home office: Bloomfield Hills, MI

                                                           Venture(R) W

                                          VARIABLE ANNUITY APPLICATION (Revised on 08/10)
 ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

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1  PRODUCT ELECTION

                    [ ] VENTURE W          [ ] VENTURE W WITH SHORT WITHDRAWAL CHARGE

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2  CONTRACT TYPE AND FUNDING (complete A & B)

   A. CONTRACT TYPE [ ] Nonqualified       [ ] Traditional IRA   [ ] Roth IRA    [ ] SEP IRA      [ ] SIMPLE IRA
                    [ ] Individual 401(k)  [ ] Inherited/Beneficiary IRA (Optional death benefits [ ] Other________________________
                                               and living benefit riders not permitted.)

   --------------------------------------------------------------------------------------------------------------------------------

   B. FUNDING        [ ] CHECK ENCLOSED  $_______________________ (Payable to John Hancock Life Insurance Company (U.S.A.))
   MINIMUM $25,000   [ ] WIRE FROM BANK* $_______________________

                         ----------------------------------------------------------------------------------------------------------

                     [ ] TRANSFER/EXCHANGE* $____________________ SELECT ONE:
                         * Please see Forms Booklet or jhannuities.com for  [ ] 1035 Exchange  [ ] Direct Transfer
                           instructions                                     [ ] Rollover       [ ] Mutual Fund / CD / Other
                                                                            [ ] Roth IRA Conversion

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3  OWNER (oldest)
   __________________________________________________________________   [ ] Male  [ ] Female  [ ] Trust/Entity
   Name (First, Middle, Last or Name of Trust/Entity)

   __________________ _____________________________   ______________________________________________
   Date of Birth (mm/dd/yyyy)                         Social Security/Tax Identification Number Email

   __________________________________________________________   ______________________________________
   Mailing Address                                              City, State, Zip

   _____________________________________________________________________________   ________________________________________________
   Residential Address (required if different from mailing or address is PO Box)   Client Brokerage Account Number

   --------------------------------------------------------------------------------------------------------------------------------

   CO-OWNER

   __________________________________________________________________   [ ] Male  [ ]  Female  [ ] Trust/Entity
   Name (First, Middle, Last or Name of Trust/Entity)

   __________________________   _________________________________________________    ______________________________________________
   Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number            Email

   ____________________________________________________________________________________    ________________________________________
   Mailing Address                                                                         City, State, Zip

   ____________________________________________________________________________________
   Residential Address (Required if different from mailing or address is PO Box)

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4 ANNUITANT (if different from owner)

   __________________________________________________________________   [ ] Male  [ ] Female
   Name (First, Middle, Last or Name of Trust/Entity)

   __________________________   _________________________________________________    ______________________________________________
   Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number            Email

   ____________________________________________________________________________________    ________________________________________
   Mailing Address                                                                         City, State, Zip

   ____________________________________________________________________________________
   Residential Address (Required if different from mailing or address is PO Box)

   --------------------------------------------------------------------------------------------------------------------------------

   CO-ANNUITANT (if different from co-owner)

   __________________________________________________________________   [ ] Male  [ ] Female
   Name (First, Middle, Last or Name of Trust/Entity)

   __________________________   _________________________________________________    ______________________________________________
   Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number             Email

   ____________________________________________________________________________________    ________________________________________
   Mailing Address                                                                         City, State, Zip

   ____________________________________________________________________________________
   Residential Address (Required if different from mailing or address is PO Box)


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5  BENEFICIARIES                                                                                               The Primary
                                                                                                       beneficiaries and Contingent
   If a co-owner was selected in Section 3, the surviving owner will be the primary beneficiary.      beneficiaries must EACH equal
   Contingent beneficiaries receive proceeds only if all primary beneficiaries pre-decease the owner.  100% of proceeds. Please use
   If you wish to restrict the death payment options for any of the beneficiaries listed below, please   whole percentages only.
   complete the Restricted Beneficiary Payout form located in our forms booklet or on
   www.jhannuities.com.

   BENEFICIARY #1 [X] Primary ________________________________________________________________ [ ] Male [ ] Female  [ ] Trust/Entity
                              Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)

   _____________  _____________________  __________________________  _________________________________________  __________________
   % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

   --------------------------------------------------------------------------------------------------------------------------------

   BENEFICIARY #2 [ ] Primary ________________________________________________________________ [ ] Male [ ] Female [ ] Trust/Entity
                              Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)
                  [ ]Contingent

   _____________  _____________________  __________________________  _________________________________________  __________________
   % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

   --------------------------------------------------------------------------------------------------------------------------------

   BENEFICIARY #3 [ ] Primary ________________________________________________________________ [ ] Male [ ] Female [ ] Trust/Entity
                              Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)
                  [ ] Contingent

   _____________  _____________________  __________________________  _________________________________________  __________________
   % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

   --------------------------------------------------------------------------------------------------------------------------------

   BENEFICIARY #4 [ ] Primary ________________________________________________________________ [ ] Male [ ] Female [ ] Trust/Entity
                              Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)
                  [ ] Contingent

   _____________  _____________________  __________________________  _________________________________________  __________________
   % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

   --------------------------------------------------------------------------------------------------------------------------------

   BENEFICIARY #5 [ ] Primary ________________________________________________________________ [ ] Male [ ] Female [ ] Trust/Entity
                              Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)
                  [ ] Contingent

   _____________  _____________________  __________________________  _________________________________________  __________________
   % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

   NOTE: TO NAME ADDITIONAL BENEFICIARIES, PLEASE USE THE SPACE IN SPECIAL INSTRUCTIONS (SECTION 6).

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6 OPTIONAL DEATH BENEFITS

   Available at the time of application and cannot be cancelled once elected. Certain restrictions apply; please see the prospectus for details.

   [ ] ANNUAL STEP-UP DEATH BENEFIT

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7  SPECIAL INSTRUCTIONS (WRITE IN)


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8  A. OPTIONAL LIVING BENEFIT RIDER

               LIVING                  PLEASE CHOOSE ONLY ONE RIDER:            * For nonqualified registrations (Section 2A), the
           BENEFIT RIDERS                                                         spouse must be either the co-owner (Section 3)
      CANNOT BE CANCELLED ONCE         [ ] INCOME PLUS FOR LIFE                   or sole primary beneficiary (Section 5). For
ELECTED. CERTAIN RESTRICTIONS APPLY;   [ ] INCOME PLUS FOR LIFE-JOINT LIFE*       qualified registrations (Section 2A), the spouse
     SEE PROSPECTUS FOR DETAILS.                                                  must be the sole primary beneficiary (Section 5).

   --------------------------------------------------------------------------------------------------------------------------------

   B. INTIAL INVESTMENT OPTIONS

        VARIABLE PORTFOLIOS

        _____% Core Allocation(1)                              _____% Lifestyle Balanced(2)
        _____% Core Balanced(1)                                _____% Lifestyle Conservative(2)
        _____% Core Disciplined Diversification(1)             _____% Lifestyle Growth(2)
        _____% Core Fundamental Holdings(2)                    _____% Lifestyle Moderate(2)
        _____% Core Global Diversification(2)                  _____% Money Market(2)
        _____% Core Strategy(2)                                _____% Total Bond Market A(3)
                                                               _____% Ultra Short Term Bond(2)

        DOLLAR COST AVERAGING (Section 8C must be completed if elected)
        _____% 6 Month Fund   OR _____% 12 Month Fund

        NOTE: Subsequent payments do not allocate to DCA Funds unless directed.

                                      100 % TOTAL INITIAL INVESTMENT OPTIONS (MUST EQUAL 100%)


        (1) John Hancock Investment Management Services, LLC           (3) Declaration Management & Research, LLC
        (2) MFC Global Investment Management (U.S.A.) Limited

   --------------------------------------------------------------------------------------------------------------------------------

C. DOLLAR COST AVERAGING INSTRUCTIONS

   Dollar Cost Averaging (DCA) is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more portfolios listed below. Automatic transfers run until the Source Fund has been depleted.

      START DATE       [ ] IMMEDIATE   OR        [ ] 30 DAYS FROM ISSUE          OR     [ ] ______* DAY OF MONTH (1-28)
                                                    (DEFAULT IF NONE SELECTED)

             If the transfer day is a weekend, holiday or the 29th - 31st, then the transfer will occur on the next business day.

          * If funds are received after the requested start date, transfers will begin on the requested day of the following month.

      SOURCE FUND      [ ] 6 MONTH DCA FUND   OR   [ ] 12 MONTH DCA FUND   OR
      (Selected in 8B) [ ] VARIABLE PORTFOLIO _________________________________________________________

      MONTHLY TRANSFER AMOUNT $__________________

      DESTINATION FUND(S) AND % TO ALLOCATE

      _____% ______________________________________            _____% ______________________________________

      _____% ______________________________________            _____% ______________________________________

      _____% ______________________________________            _____% ______________________________________

      _____% ______________________________________            _____% ______________________________________

      _____% ______________________________________            _____% ______________________________________

      _____% ______________________________________            _____% ______________________________________

                                    100 % TOTAL DCA OPTIONS (MUST EQUAL 100%)


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9  USE THIS SECTION IF YOU ARE NOT ELECTING AN OPTIONAL LIVING BENEFIT RIDER

   A. INITIAL INVESTMENT OPTIONS (AVAILABLE WHEN NOT ELECTING AN OPTIONAL LIVING BENEFIT RIDER)

        VARIABLE PORTFOLIOS

        _____% Core Allocation(1)                              _____% Lifestyle Balanced(2)
        _____% Core Balanced(1)                                _____% Lifestyle Conservative(2)
        _____% Core Disciplined Diversification(1)             _____% Lifestyle Growth(2)
        _____% Core Fundamental Holdings(2)                    _____% Lifestyle Moderate(2)
        _____% Core Global Diversification(2)                  _____% Money Market(2)
        _____% Core Strategy(2)                                _____% Total Bond Market A(3)
                                                               _____% Ultra Short Term Bond(2)

        DOLLAR COST AVERAGING (Section 9B must be completed if elected)
        _____% 6 Month Fund   OR _____% 12 Month Fund

        NOTE: Subsequent payments do not allocate to DCA Funds unless directed.

                                      100 % TOTAL INITIAL INVESTMENT OPTIONS (MUST EQUAL 100%)


        (1) John Hancock Investment Management Services, LLC           (3) Declaration Management & Research, LLC
        (2) MFC Global Investment Management (U.S.A.) Limited

   --------------------------------------------------------------------------------------------------------------------------------

B. DOLLAR COST AVERAGING INSTRUCTIONS

   Dollar Cost Averaging (DCA) is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more portfolios listed below. Automatic transfers run until the Source Fund has been depleted.

      START DATE       [ ] IMMEDIATE OR          [ ] 30 DAYS FROM ISSUE          OR     [ ] ______* DAY OF MONTH (1-28)
                                                    (DEFAULT IF NONE SELECTED)

             If the transfer day is a weekend, holiday or the 29th - 31st, then the transfer will occur on the next business day.

          * If funds are received after the requested start date, transfers will begin on the requested day of the following month.

      SOURCE FUND      [ ] 6 MONTH DCA FUND   OR   [ ] 12 MONTH DCA FUND   OR
      (Selected in 9A) [ ] VARIABLE PORTFOLIO _________________________________________________________

      MONTHLY TRANSFER AMOUNT $__________________

      DESTINATION FUND(S) AND % TO ALLOCATE

      _____% ______________________________________            _____% ______________________________________

      _____% ______________________________________            _____% ______________________________________

      _____% ______________________________________            _____% ______________________________________

      _____% ______________________________________            _____% ______________________________________

      _____% ______________________________________            _____% ______________________________________

      _____% ______________________________________            _____% ______________________________________

                                    100 % TOTAL DCA OPTIONS (MUST EQUAL 100%)


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10 REQUIRED FOR CALIFORNIA OWNER(S)/ANNUITANT(S) AGE 60 OR OLDER

Under California law, there is a 30-Day Right to Review your contract. During this time, your initial payment may only be invested into a money market fund, unless you specifically direct that the initial payment be invested in other variable investment options.

IF YOU DO NOT CHECK ONE OF   A.   [ ] I/We wish to immediately invest in the variable investment options elected in Section 8. If
   THESE BOXES, WE MUST               my/our contract is canceled within 30 days, the contract value will be returned to me/us.
 ALLOCATE YOUR PAYMENT TO
THE MONEY MARKET PORTFOLIO   B.   [ ] I/We authorize the company to allocate my payment to the Money Market portfolio for a period
       (OPTION B).                    of 35 calendar days. On the 35th day (or next business day) transfer my contract value to the investment selection(s) elected in Section 8. If I cancel my/our contract within 30 days, any payments will be returned.

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11 ADDITIONAL STATE DISCLOSURES

FOR APPLICANTS IN ALL STATES EXCEPT AK, AZ, CO, DE, DC, FL, ID, IN, KY, MD, ME, NE, NJ, NM, OH, OK, OR, PA, PR, TN, VA, VT, WA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

FOR AK APPLICANTS: A person who knowingly and with intent to injure, defraud, or deceive an insurance company files a claim containing false, incomplete, or misleading information may be prosecuted under state law.

FOR AZ APPLICANTS: On written request, the Company is required to provide you, within a reasonable time, factual information regarding the benefits and provisions of your annuity contract. If, for any reason you are not satisfied with your annuity contract, you may return it within ten days, OR WITHIN THIRTY DAYS IF YOU ARE SIXTY-FIVE YEARS OF AGE OR OLDER ON THE DATE OF THE APPLICATION FOR YOUR ANNUITY CONTRACT, after the contract is delivered and receive a refund of all monies paid. For your protection, state law required the following statements to appear on this form. Any person who knowingly presents a false or fraudulent claim for payment of a loss is subject to criminal and civil penalties.

FOR CO APPLICANTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FOR DE, ID, IN, OK APPLICANTS: Any person who knowingly and with intent to injure, defraud, or deceive an insurance company files a statement of claim containing false, incomplete, or misleading information is guilty of a felony

FOR DC APPLICANTS: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FOR FL APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

FOR KY, NE, PA APPLICANTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

FOR MD APPLICANTS: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

FOR ME APPLICANTS: FOR NON-QUALIFIED CONTRACTS, THE MAIN STATE PREMIUM TAX IS 2%. WE DEDUCT A CHARGE IN THE AMOUNT OF THE TAX FROM THE TOTAL VALUE OF THE CONTRACT AT THE TIME OF ANNUITIZATION, DEATH, SURRENDER, OR WITHDRAWAL. WE RESERVE THE RIGHT, HOWEVER, TO DEDUCT THE CHARGE FROM EACH PURCHASE PAYMENT AT THE TIME IT IS MADE.

FOR ME, TN, VA, WA APPLICANTS: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES OR A DENIAL OF INSURANCE BENEFITS.

FOR NJ APPLICANTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

FOR NM APPLICANTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

FOR OH RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

FOR OR RESIDENTS: Any person who knowingly presents a materially false or fraudulent claim for payment of a loss or benefit or knowingly presents materially false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

FOR SD APPLICANTS: All statements are representations and not warranties.

FOR VT RESIDENTS: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to the penalties under state law.

FOR PR RESIDENTS: Any person who knowingly and with the intention of defrauding presents false information in an insurance application, or presents, helps, or causes the presentation of a fraudulent claim for the payment of a loss or any other benefit, or presents more than one claim for the same damage or loss, shall incur a felony and, upon conviction, shall be sanctioned for each violation with the penalty of a fine of not less than $5,000 and not more than $10,000, or a fixed term of imprisonment of 3 years, or both penalties. Should aggravating circumstances be present, the penalty thus established may be increased to a maximum of 5 years, if extenuating circumstances are present, it may be reduced to a minimum of 2 years.

12 MILITARY SALES Is the annuitant or owner an active member of the U.S. Armed Forces? [ ] Yes* [X] No (default)

* If you answered "Yes", please complete and attach a "Military Personnel Financial Services Disclosure" form (available on www.jhannuities.com). This product is not specifically designed for or marketed to active duty military personnel. Applications not complying with our military sales procedures will not be accepted.


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13 ACKNOWLEDGMENTS/SIGNATURES

   STATEMENT OF APPLICANT: I/We agree that the contract I/we have applied for shall not take effect until the later of: (1) the issuance of the contract, or (2) receipt by the company at its Annuity Service Office of the first payment required under the contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded.

   [ ] YES* [ ] No Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

   [ ] YES* [ ] No Will this contract replace or change any existing life insurance or annuity in this or any other company?

   * If you answered "YES" to either question, please complete below and attach a state replacement form (if applicable). Please see reference guide in the forms booklet.

   _____________________________________________   _______________________ [ ] Annuity     [ ] Life Insurance
   Issuing Company                                 Contract Number

   I/We understand that unless I/we elect otherwise, the Maturity Date will be the later of the first of the month following the
   Annuitant's 90th birthday, or 10 years from the Contract Date (IRAs and certain qualified retirement plans may require distributions to begin by age 70 1/2). Alternate Maturity Date_____________________________.

   I/We confirm a review of my/our investment objectives, tax, liquidity, and financial statuses was offered to me/us.

   I/We have read the applicable fraud statement contained in the State Disclosures Section.

   To the best of my knowledge and belief, the statements in this application are true and complete.

   I/We am/are either a citizen or resident alien of the United States of America.

   I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE
   CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT
   GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

SIGN
HERE OWNER:                       _________________________________________   ________________________________   ___________
                                  Signature                                   City, State (signed in)            Date
SIGN
HERE CO-OWNER:                    _________________________________________   ________________________________   ___________
                                  Signature                                   City, State (signed in)            Date

SIGN ANNUITANT:                   _________________________________________   ________________________________   ___________
HERE (If different from owner)    Signature                                   City, State (signed in)            Date

SIGN CO-ANNUITANT:                _________________________________________   ________________________________   ___________
HERE (If different from co-owner) Signature                                   City, State (signed in)            Date

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14 FINANCIAL ADVISOR INFORMATION

   A. CERTIFICATION: I HAVE TRULY AND ACCURATELY RECORDED THE INFORMATION PROVIDED BY THE APPLICANT AND I HAVE DETERMINED THAT THE
      ANNUITY CONTRACT APPLIED FOR IS A SUITABLE INVESTMENT FOR THE APPLICANT.

   [ ] YES  [ ] NO   Does the annuitant or owner have existing individual life insurance policies or annuity contracts?
   [ ] YES  [ ] NO   Will this contract replace or change any existing life insurance or annuity in this or any other company?

   B. OPTION [ ] A  [ ]  B1  [ ] B2  [ ] C (If left blank, option will default to your firm's Selling Agreement.)

   C. FINANCIAL ADVISOR (PRIMARY)


     ____________%   ___________________________________________   ______________________   ____________________
     Percentage      Printed Name                                  Telephone Number         State License ID


     _____________________________________   __________________________   ______________________________________
     Broker/Dealer Firm                      Broker/Dealer Rep Number     Email Address

SIGN
HERE __________________________________________________________________
     Signature

D. FINANCIAL ADVISOR (SECONDARY)


     ____________%   ___________________________________________   ______________________   ____________________
     Percentage      Printed Name                                  Telephone Number         State License ID


     _____________________________________   __________________________   ______________________________________
     Broker/Dealer Firm                      Broker/Dealer Rep Number     Email Address

SIGN
HERE __________________________________________________________________
     Signature


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